Exhibit 99.2
Second Quarter 2009 Review July 22, 2009 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Key's financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements are not historical facts but instead represent only management's current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Key's control. Key's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Factors that may cause actual results to differ materially include, among other things: (1) adverse capital market conditions and the ability to raise equity and other funding required by the banking regulators or otherwise; (2) further downgrades in Key's credit ratings; (3) unprecedented volatility in the stock markets, public debt markets and other capital markets, including continued disruption in the fixed income markets; (4) potential misinterpretation of the Supervisory Capital Assessment Program ("SCAP") or Key's efforts to raise the required capital could affect Key's ability to attract and retain customers and compete for new business opportunities; (5) changes in interest rates; (6) changes in trade, monetary or fiscal policy; (7) changes in foreign exchange rates, equity markets and the financial soundness of other unrelated financial companies; (8) asset price deterioration, which has had (and may continue to have) a negative effect on the valuation of certain asset categories represented on Key's balance sheet; (9) continuation of the recent deterioration in general economic conditions, or in the condition of the local economies or industries in which Key has significant operations or assets, which could, among other things, materially impact credit quality trends and Key's ability to generate loans; (10) continued disruption in the housing markets and related conditions in the financial markets; (11) increased competitive pressure among financial services companies due to the consolidation of competing financial institutions and the conversion of certain investment banks to bank holding companies; (12) heightened legal standards and regulatory practices, requirements or expectations; (13) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (14) increased FDIC deposit insurance premiums; (15) difficulty in attracting and/or retaining executives and/or relationship managers; (16) consummation of significant business combinations or divestitures; (17) operational or risk management failures due to technological or other factors; (18) changes in accounting or tax practices or requirements; (19) new legal obligations or liabilities or unfavorable resolution of litigation; and (20) disruption in the economy and general business climate as a result of terrorist activities or military actions. For additional information on KeyCorp and the factors that could cause actual results or financial condition to differ materially from those described in the forward-looking statements consult KeyCorp's Annual Report on Form 10-K for the year ended December 31, 2008, and subsequent filings with the Securities and Exchange Commission available on the Securities and Exchange Commission's website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. Key does not assume any obligation to update these forward-looking statements.

Raised $1.8 billion in new Tier 1 common equity Continued to build loan loss reserve, reduce exposures and improve liquidity Focusing on client relationships and maintaining expense discipline Originated $8.2 billion of new or renewed loans and commitments Second Quarter 2009 Strategic Update

Capital Raise Summary $ in millions Announced on 7/8/09 that Key was commencing an offer to exchange common shares for outstanding retail capital securities. For purposes of the SCAP, the pretax impact was used to match the same basis of the more adverse scenario which included a disallowed deferred tax asset at 12/31/10. Capital amounts are shown net of costs and/or gains realized. (c) Calculation based on estimated net risk-weighted assets as of 6/30/09.

Keyvolution ^ Improving Efficiency and Effectiveness $- $100 $200 $300 $400 Implemented In-flight Additional targeted benefits Total $ in millions Keyvolution - Cost Savings by 2012 (before one-time costs and investments) $63 $72 $375 $165 $240 $300

Financial Summary ^ Second Quarter 2009 (a) 06-30-09 ratios are estimated. Net loss per common share from continuing operations $ (.69) Significant Items Included in Net Loss Provision for loan losses in excess of net charge-offs $ (.34) Noncash deemed dividend (.20) FDIC special assessment (.05) Net gains from repositioning of securities portfolio .13 Gain related to exchange of common shares for capital securities .10 Capital Tier 1 common equity (a) 7.27% Tier 1 risk-based capital (a) 12.42 Total risk-based capital (a) 16.47 Tangible common equity to tangible assets 7.35 Asset Quality Allowance for loan losses to period-end loans 3.53% Net loan charge-offs to average loans 2.99 NPLs to EOP portfolio loans 3.09 NPAs to EOP portfolio loans + OREO + Other NPAs 3.58

$738 $705 $664 $620 $614 2.31% 2.35% 2.41% 2.88% 2.67% 3.13% 2.84% 3.32% 2.77% 2.74% $- $100 $200 $300 $400 $500 $600 $700 $800 $900 2Q08 3Q08 4Q08 1Q09 2Q09 2.00% 2.50% 3.00% 3.50% 4.00% $ in millions TE = Taxable Equivalent During the second quarter of 2008, Key's taxable-equivalent net interest income was reduced by $838 million as a result of an adverse federal court decision on Key's tax treatment of a Service Contract Lease transaction. Excluding this reduction, Key's taxable-equivalent net interest margin was 3.32%. During the fourth quarter of 2008, Key's taxable-equivalent net interest income was reduced by $18 million as a result of an agreement reached with the IRS on all material aspects related to the IRS global tax settlement pertaining to certain leveraged lease financing transactions. Excluding this reduction, Key's taxable-equivalent net interest margin was 2.84%. During the second quarter of 2009, Key's taxable equivalent net interest income was reduced by $16 million as a result of lease terminations. Excluding this reduction, Key's taxable-equivalent net interest margin was 2.74%. (a) (a) (b) Net Interest Margin (TE) Net Interest Margin Net Interest Spread Net Interest Income

$76.7 $76.2 $76.9 $75.3 $72.4 $0 $20 $40 $60 $80 2Q08 3Q08 4Q08 1Q09 2Q09 CF&A CRE - Comml Mtg CRE - Construction Leasing Home Equity Other Consumer Exit Portfolios Total Loans Loans Held for Sale Total Loans and Loans Held for Sale $10.7 $9.9 $9.6 $9.3 $8.4 $0 $3 $6 $9 $12 2Q08 3Q08 4Q08 1Q09 2Q09 CRE - Homebuilder Marine/RV Floor Plan Education Home Equity - KNB Marine/RV & Other Consumer Total Exiting Loans Held for Sale Homebuilder loans Total Exiting Loans and Loans Held for Sale Exit Portfolios - Average Balances $ in billions $24.9 10.6 6.9 9.8 9.8 4.0 10.7 76.7 1.3 $78.0 $25.3 10.7 6.8 9.6 9.9 4.0 9.9 76.2 1.7 $77.9 $26.6 10.7 6.8 9.2 10.0 4.0 9.6 76.9 1.5 $78.4 $1.6 1.1 2.8 1.2 4.0 10.7 - $10.7 $1.0 1.1 2.8 1.1 3.9 9.9 ..2 $10.1 $.9 1.0 2.9 1.1 3.7 9.6 ..1 $9.7 $25.5 11.0 6.6 8.8 10.3 3.8 9.3 75.3 1.2 $76.5 $.9 ..9 2.9 1.0 3.6 9.3 ..1 $9.4 $.6 ..7 2.8 1.0 3.3 8.4 ..1 $8.5 $23.8 11.3 6.3 8.4 10.3 3.9 8.4 72.4 1.1 $73.5 Average Loans

$10.6 27.2 1.8 12.7 8.7 $61.0 $10.7 26.7 1.8 13.1 9.5 $61.8 $10.9 24.9 1.7 14.5 11.3 $63.3 $11.2 24.0 1.7 14.7 12.5 $64.1 $12.6 24.1 1.8 14.9 13.5 $66.9 $61.0 $61.8 $63.3 $64.1 $66.9 $0 $10 $20 $30 $40 $50 $60 $70 2Q08 3Q08 4Q08 1Q09 2Q09 (a) Excludes foreign office deposits DDA NOW/MMDA Savings CDs < $100K CDs > $100K Total Deposits (a) $ in billions Average Deposits

Nonperforming Asset Trends 2.36% 2.03% 1.87% 2.97% 3.53% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2Q08 3Q08 4Q08 1Q09 2Q09 Allowance to Period-End Loans 114.21% 125.78% 174.57% 160.70% 147.18% 75% 100% 125% 150% 175% 200% 2Q08 3Q08 4Q08 1Q09 2Q09 Allowance to NPLs Peer Median NPA to Loans + OREO $ in millions Net Loan Charge-Offs to Average Loans 2.75% 1.43% 1.77% 2.65% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2Q08 3Q08 4Q08 1Q09 2Q09 $1,210 $1,239 $1,464 $1,997 $2,551 $0 $450 $900 $1,350 $1,800 $2,250 $2,700 2Q08 3Q08 4Q08 1Q09 2Q09 0.70% 1.25% 1.80% 2.35% 2.90% 3.45% 4.00% CF&A & Leasing CRE - Comml Mtg CRE - Construction Consumer Held for Sale OREO + Other Total $704 310 546 178 72 187 $1,997 $496 128 436 165 90 149 $1,464 $364 119 334 150 169 103 $1,239 $316 107 256 135 342 54 $1,210 Net Charge-Offs, $ in millions CF&A & Leasing CRE - Comml Mtg CRE - Construction Consumer Exit Portfolios Total $75 15 82 18 334 $524 $81 20 21 20 131 $273 $126 43 2 32 139 $342 $227 20 73 33 139 $492 $822 454 716 196 145 218 $2,551 $182 87 71 44 155 $539 2.99% Asset Quality

11

Credit Quality by Portfolio—2Q09

$ in millions

	Period-end loans	Average loans	Net loan charge-offs		Net loan charge-offs [a] / average loans		Nonperforming loans		Ending allowance[b]	Allowance / period-end loans	Allowance / NPLs
	6/30/09	2Q09	2Q09	1Q09	2Q09	1Q09	6/30/09	3/31/09	6/30/09	6/30/09	6/30/09
Commercial, financial and agricultural	$23,542	$24,468	$168	$232	*2.75 %*	*3.56 %*	$700	$595	$769	*3.27 %*	*109.86 %*
Real estate - commercial mortgage	11,761	11,892	87	21	*2.93*	*.78*	454	310	465	*3.95*	*102.42*
Real estate - construction	6,119	6,264	133	104	*8.52*	*5.62*	716	546	456	*7.45*	*63.69*
Commercial leasing financing	8,263	8,432	22	18	*1.05*	*.83*	122	109	192	*2.32*	*157.38*
Real estate - residential mortgage	1,753	1,750	4	3	*.92*	*.69*	46	39	19	*1.08*	*41.30*
Home equity:											
Community Banking	10,256	10,289	24	17	*.94*	*.67*	101	91	118	*1.15*	*116.83*
National Banking	934	974	18	15	*7.41*	*5.85*	20	19	91	*9.74*	*455.00*
Consumer other—Community Banking	1,199	1,207	15	13	*4.98*	*4.30*	5	3	65	*5.42*	*N/M*
Consumer other—National Banking:											
Marine	3,095	3,178	29	32	*3.66*	*3.90*	19	21	151	*4.88*	*794.74*
Education	3,636	3,671	37	32	*4.04*	*3.49*	3	3	160	*4.40*	*N/M*
Other	245	256	2	5	*3.13*	*7.40*	2	2	13	*5.31*	*650.00*
Total loans	**$70,803**	**$72,381**	**$539**	**$492**	***2.99 %***	***2.65 %***	**$2,188**	**$1,738**	**$2,499**	***3.53 %***	***114.21 %***

(a) Net charge-off amounts are annualized in calculation.
(b) 06-30-09 allowance by Portfolio is estimated.

N/M = Not Meaningful

12

Commercial Real Estate Loans
June 30, 2009

$ in millions

	Geographic Region							% of	Commercial	
	West	Southwest	Central	Midwest	Southeast	Northeast	Total	Total CRE	Mortgage	Construction
Nonowner-occupied:										
Retail properties	$476	$236	$427	$732	$776	$224	$2,871	16.1 %	$1,484	$1,387
Multifamily properties	473	483	530	253	657	340	2,736	15.3	1,564	1,172
Residential properties	453	61	181	119	424	403	1,641	9.2	263	1,378
Office buildings	381	110	217	181	185	362	1,436	8.0	882	554
Health facilities	322	43	171	228	180	242	1,186	6.6	993	193
Land and development [(a)]	146	187	148	55	175	124	835	4.7	327	508
Warehouses	168	24	63	86	210	114	665	3.7	480	185
Hotels/Motels	58	-	56	16	117	77	324	1.8	241	83
Manufacturing facilities	30	17	1	26	-	34	108	.6	64	44
Other	130	2	160	107	224	242	865	4.8	721	144
Total nonowner-occupied	2,637	1,163	1,954	1,803	2,948	2,162	12,667	70.8	7,019	5,648
Owner-occupied	1,946	88	395	1,397	254	1,133	5,213	29.2	4,742	471
Total	$4,583	$1,251	$2,349	$3,200	$3,202	$3,295	$17,880	100.0 %	$11,761	$6,119
Nonowner-occupied: June 30, 2009										
Nonperforming loans	$243	$189	$80	$44	$255	$185	$996	N/M	$292	$704
90+ days past due	83	98	53	8	108	9	359	N/M	136	223
30-89 days past due	83	72	31	10	74	79	349	N/M	93	256
Nonowner-occupied: March 31, 2009										
Nonperforming loans	$207	$115	$43	$57	$217	$65	$704	N/M	$167	$537
90+ days past due	85	23	36	5	36	42	227	N/M	125	102
30-89 days past due	66	94	71	15	195	93	534	N/M	169	365

(a) Nonresidential land and development loans

N/M = Not Meaningful

Exit Loan Portfolio $ in millions Total exit portfolio loans represent 11.8% of total period-end loans and loans held for sale at June 30, 2009. Net charge-offs on exit portfolio loans represented 28.9% of total net charge-offs for the 2nd quarter. Exit portfolio nonperforming assets represent 21.9% of total nonperforming assets at June 30, 2009. Change 6-30-09 vs. 6-30-09 3-31-09 3-31-09 2Q09 1Q09 6-30-09 3-31-09 Residential properties - homebuilder $614 $766 $(152) $62 $44 $298 $306 Residential properties - held for sale 65 70 (5) - - 65 70 Total residential properties 679 836 (157) 62 44 363 376 Marine and RV floor plan 696 817 (121) 8 11 149 80 Total commercial loans 1,375 1,653 (278) 70 55 512 456 Private education 2,847 2,897 (50) 37 32 2 - Home equity - National Banking 934 998 (64) 18 15 20 19 Marine 3,095 3,256 (161) 29 32 19 21 RV and other consumer 245 262 (17) 2 5 6 6 Total consumer loans 7,121 7,413 (292) 86 84 47 46 Total loans in exit portfolio $8,496 $9,066 $(570) $156 $139 $559 $502 Balance on Nonperforming Status Balance Outstanding Charge-offs Net Loan

Fed-defined minimum for a "well capitalized" bank 6.00% 5.60% 5.58% 5.62% 5.62% 7.27% 0.59% 2.26% 2.39% 2.49% 2.34% 2.37% 2.42% 2.56% 2.36% 8.53% 8.55% 10.92% 11.22% 12.42% 0.62% 0.65% 0.30% 0.60% 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 2Q08 3Q08 4Q08 1Q09 2Q09 7.35% 6.06% 6.32% 6.29% 5.95% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 2Q08 3Q08 4Q08 1Q09 2Q09 4.00% 10.00% Peer Median (a) 06-30-09 ratio is estimated. 5.60% 5.58% 5.62% 7.27% 0.59% 0.62% 0.65% 0.30% 2.26% 2.39% 2.49% 2.35% 2.37% 2.42% 2.56% 2.36% 1.26% 1.26% 1.28% 2.59% 2.64% 2.69% 2.77% 12.41% 12.40% 14.82% 15.18% 16.47% 5.62% 0.60% 1.27% 1.26% 2.61% 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 18.00% 2Q08 3Q08 4Q08 1Q09 2Q09 Tier 1 Risk-Based Capital (a) Total Risk-Based Capital (a) Tier 1 Common Equity (a) Tangible Common Equity To Tangible Assets Qualifying Common Convertible Preferred Capital Purchase Plan (CPP) Capital Securities Qualifying ALLL/Unfunded Comm. Qualifying LTD 5.60% 5.58% 5.62% 5.62% 7.27% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 2Q08 3Q08 4Q08 1Q09 2Q09 Capital Ratios

Appendix

Pre-tax Amount After-tax Amount Impact on EPS Provision for loan losses in excess of net charge-offs $ (311) $ (195) $ (.34) Noncash deemed dividend - common shares exchanged for Series A Preferred Stock - - (.20) FDIC special assessment (44) (27) (.05) Realized and unrealized losses on loan and securities portfolios held for sale or trading (20) (13) (.02) Severance and other exit costs (14) (9) (.02) Net losses from principal investing (6) (4) (.01) Net gains from repositioning of securities portfolio 125 78 ..13 Gains related to exchange of common shares for capital securities 95 59 ..10 Gain from sale of Key's claim associated with the Lehman Brothers' bankruptcy 32 20 ..03 Significant Items Impacting 2Q09 Results $ in millions, except per share amounts (a) (a) The deemed dividend related to the exchange of Key common shares for Series A Preferred Stock is subtracted from earnings to derive the numerator used in the calculation of per share results. It is not recorded as a reduction to equity.

2Q09 1Q09 2Q08 1Q09 2Q08 Trust and investment services income $119 $110 $130 $9 $(11) Service charges on deposit accounts 83 82 93 1 (10) Operating lease income 59 61 68 (2) (9) Letter of credit and loan fees 45 38 51 7 (6) Corporate-owned life insurance income 25 27 28 (2) (3) Electronic banking fees 27 24 27 3 - Insurance income 16 18 20 (2) (4) Investment banking and capital markets income 17 18 80 (1) (63) Net securities gains (losses) 125 (14) (1) 139 126 Gain from sale of Key's claim associated with the Lehman Brothers' bankruptcy 32 - - 32 32 Gains on leased equipment 36 26 7 10 29 Net losses from principal investing (6) (72) (14) 66 8 Net (losses) gains from loan securitizations and sales (3) 8 33 (11) (36) Gain related to exchange of common shares for trust preferred securities 95 - - 95 95 Gain from sale/redemption of Visa Inc. shares - 105 - (105) - Other income 45 54 25 (9) 20 Total noninterest income $715 $485 $547 $230 $168 Change 2Q09 vs. Noninterest Income $ in millions

2Q09 1Q09 2Q08 1Q09 2Q08 Salaries $226 $224 $234 $2 $(8) Incentive compensation 52 37 78 15 (26) Employee benefits 70 83 65 (13) 5 Stock-based compensation 15 9 17 6 (2) Severance 14 8 8 6 6 Total personnel expense 377 361 402 16 (25) Net occupancy 63 66 62 (3) 1 Operating lease expense 49 50 55 (1) (6) Computer processing 48 47 43 1 5 Professional fees 47 34 32 13 15 FDIC assessment 70 30 2 40 68 Equipment 25 22 23 3 2 Marketing 17 14 21 3 (4) Intangible assets impairment - 196 - (196) - Other expense 174 122 137 52 37 Total nonpersonnel expense 493 581 375 (88) 118 Total noninterest expense $870 $942 $777 $(72) $93 Change 2Q09 vs. Noninterest Expense $ in millions

Great Lakes Core Deposits: 34% Commercial Loans: 28% Home Equity Loans: 29% Northwest/Rocky Mtn Core Deposits: 32% Commercial Loans: 42% Home Equity Loans: 44% Northeast Core Deposits: 31% Commercial Loans: 21% Home Equity Loans: 26% Note: Percentages are based on quarterly average balances and exclude core deposits, commercial loans and home equity loans centrally managed outside of the three Community Banking regions. Geographically Diverse Community Banking Second Quarter 2009

TE = Taxable Equivalent, N/A = Not Applicable, N/M = Not Meaningful Community Banking Summary of Operations $ in millions Percent Change 2Q09 vs. 2Q09 1Q09 2Q08 1Q09 2Q08 Total revenue (TE) $592 $599 $654 (1.2) % (9.5) % Provision for loan losses 187 81 44 130.9 325.0 Noninterest expense 497 470 445 5.7 11.7 Net (loss) income attributable to Key (57) 30 103 N/M N/M Average loans and leases $28,237 $28,940 $28,470 (2.4) % (.8) % Average deposits 52,689 51,560 49,944 2.2 5.5 Net loan charge-offs $87 $54 $38 61.1% 128.9 % Net loan charge-offs to average loans 1.24% ..76% ..54 % N/A N/A Nonperforming assets at period end $380 $331 $218 14.8 74.3 Return on average allocated equity (6.81) % 3.72% 13.28 % N/A N/A

Community Banking Supplementary Information (Lines of Business) $ in millions TE = Taxable Equivalent, N/A = Not Applicable, N/M = Not Meaningful Percent Change 2Q09 vs. 2Q09 1Q09 2Q08 1Q09 2Q08 Regional Banking Total revenue (TE) $502 $507 $552 (1.0) % (9.1) % Provision for loan losses 165 69 25 139.1 560.0 Noninterest expense 447 419 397 6.7 12.6 Net (loss) income attributable to Key (68) 12 81 N/M N/M Average loans and leases 19,746 20,004 19,626 (1.3) ..6 Average deposits 48,716 47,784 46,253 2.0 5.3 Net loan charge-offs 73 53 33 37.7 121.2 Net loan charge-offs to average loans 1.48% 1.07% ..68 % N/A N/A Nonperforming assets at period end $245 $216 $157 13.4 56.1 Return on average allocated equity (11.71) % 2.14% 14.62 % N/A N/A Commercial Banking Total revenue (TE) $90 $92 $102 (2.2) % (11.8) % Provision for loan losses 22 12 19 83.3 15.8 Noninterest expense 50 51 48 (2.0) 4.2 Net income attributable to Key 11 18 22 (38.9) (50.0) Average loans and leases 8,491 8,936 8,844 (5.0) (4.0) Average deposits 3,973 3,776 3,691 5.2 7.6 Net loan charge-offs 14 1 5 N/M 180.0 Net loan charge-offs to average loans ..66% ..05% ..23 % N/A N/A Nonperforming assets at period end $135 $115 $61 17.4 121.3 Return on average allocated equity 4.29% 7.37% 9.92 % N/A N/A

National Banking Summary of Operations (a) From continuing operations (b) National Banking results for the first quarter of 2009 include a noncash charge for intangible assets impairment of $196 million. The breakout of the intangible assets impairment was $37 million in Real Estate Capital and Corporate Banking, $102 million in Institutional and Capital Markets and $57 million in Consumer Finance. TE = Taxable Equivalent, N/A = Not Applicable, N/M = Not Meaningful $ in millions Percent Change 2Q09 vs. 2Q09 1Q09 2Q08 1Q09 2Q08 Total revenue (TE) $547 $533 $(133) 2.6 % N/M Provision for loan losses 662 789 609 (16.1) 8.7 % Noninterest expense 358 506 335 (29.2) 6.9 Loss from continuing operations attributable to Key (294) (548) (674) 46.4 56.4 Net loss attributable to Key (284) (570) (672) 50.2 57.7 Average loans and leases $43,943 $46,197 $47,872 (4.9) % (8.2) % Average loans held for sale 910 1,078 1,282 (15.6) (29.0) Average deposits 13,260 12,214 12,287 8.6 7.9 Net loan charge-offs $452 $438 $486 3.2% (7.0) % Net loan charge-offs to average loans 4.13% 3.85% 4.08 % N/A N/A Nonperforming assets at period end $2,149 $1,646 $992 30.6 116.6 Return on average allocated equity (a) (21.41) % (40.77) % (51.37) % N/A N/A Return on average allocated equity (20.68) (42.41) (51.22) N/A N/A (b)

23

National Banking
Supplementary Information (Lines of Business)

$ in millions

	2Q09	1Q09	2Q08	Percent Change 2Q09 vs. 1Q09	Percent Change 2Q09 vs. 2Q08
Real Estate Capital and Corporate Banking Services					
Total revenue (TE)	$183	$174	$236	5.2 %	(22.5) %
Provision for loan losses	462	470	366	(1.7)	26.2
Noninterest expense	106	114 [(a)]	70	(7.0)	51.4
Net loss attributable to Key	(239)	(269)	(125)	11.2	(91.2)
Average loans and leases	15,873	16,567	17,086	(4.2)	(7.1)
Average loans held for sale	231	269	616	(14.1)	(62.5)
Average deposits	10,582	9,987	10,460	6.0	1.2
Net loan charge-offs	274	218	376	25.7	(27.1)
Net loan charge-offs to average loans	6.92 %	5.34 %	8.85 %	N/A	N/A
Nonperforming assets at period end	$1,460	$1,072	$779	36.2	87.4
Return on average allocated equity	(35.84) %	(44.75) %	(23.04) %	N/A	N/A
Equipment Finance					
Total revenue (TE)	$101	$101	$(696)	– %	N/M
Provision for loan losses	72	77	36	(6.5)	100.0 %
Noninterest expense	88	85	90	3.5	(2.2)
Net loss attributable to Key	(37)	(38)	(514)	2.6	92.8
Average loans and leases	8,769	9,091	10,326	(3.5)	(15.1)
Average loans held for sale	40	28	51	42.9	(21.6)
Average deposits	17	17	21	–	(19.0)
Net loan charge-offs	46	44	28	4.5	64.3
Net loan charge-offs to average loans	2.10 %	1.96 %	1.09 %	N/A	N/A
Nonperforming assets at period end	$270	$215	$105	25.6	157.1
Return on average allocated equity	(23.71) %	(21.68) %	(225.69) %	N/A	N/A

(a) Real Estate and Corporate Banking noninterest expense in the first quarter of 2009 includes a noncash charge for intangible assets impairment of $37 million.

TE = Taxable Equivalent, N/A = Not Applicable, N/M = Not Meaningful

24

National Banking

Supplementary Information (Lines of Business)

$ in millions

	2Q09	1Q09	2Q08	Percent Change 2Q09 vs. 1Q09	Percent Change 2Q09 vs. 2Q08
Institutional and Capital Markets					
Total revenue (TE)	$185	$171	$223	8.2 %	(17.0) %
Provision for loan losses	37	31	36	19.4	2.8
Noninterest expense	120	205 (b)	124	(41.5)	(3.2)
Income (loss) from continuing operations attributable to Key	18	(78)	39	N/M	(53.8)
Net income (loss) attributable to Key	28	(100)	41	N/M	(31.7)
Average loans and leases	8,388	8,948	7,898	(6.3)	6.2
Average loans held for sale	193	267	494	(27.7)	(60.9)
Average deposits	2,332	1,773	1,384	31.5	68.5
Net loan charge-offs (recoveries)	11	45	5	(75.6)	120.0
Net loan charge-offs (recoveries) to average loans	.53 %	2.04 %	.25 %	N/A	N/A
Nonperforming assets at period end	$88	$59	$26	49.2	238.5
Return on average allocated equity (a)	6.33 %	(25.84) %	12.52 %	N/A	N/A
Consumer Finance					
Total revenue (TE)	$78	$87	$104	(10.3) %	(25.0) %
Provision for loan losses	91	211	171	(56.9)	(46.8)
Noninterest expense	44	102 (b)	51	(56.9)	(13.7)
Net loss attributable to Key	(36)	(163)	(74)	77.9	51.4
Average loans and leases	10,913	11,591	12,562	(5.8)	(13.1)
Average loans held for sale	446	514	121	(13.2)	268.6
Average deposits	329	437	422	(24.7)	(22.0)
Net loan charge-offs	121	131	77	(7.6)	57.1
Net loan charge-offs to average loans	4.45 %	4.58 %	2.47 %	N/A	N/A
Nonperforming assets at period end	$331	$300	$82	10.3	303.7
Return on average allocated equity	(13.53) %	(61.32) %	(32.14) %	N/A	N/A

(a) From continuing operations

(b) Institutional and Capital Markets noninterest expense in the first quarter of 2009 includes a noncash charge for intangible assets impairment of $102 million. Consumer Finance noninterest expense in the first quarter of 2009 includes a noncash charge for intangible assets impairment of $57 million.

TE = Taxable Equivalent, N/A = Not Applicable, N/M = Not Meaningful

Average Loans $ in millions (a) In late March 2009, Key transferred $1.5 billion of loans from the construction portfolio to the commercial mortgage portfolio in accordance with regulatory guidelines pertaining to the classification of loans that have reached a completed status. Percent Change 2Q09 vs. 2Q09 1Q09 2Q08 1Q09 2Q08 Commercial, financial and agricultural $24,468 $26,427 $26,057 (7.4) % (6.1) % Real estate - commercial mortgage 11,892 10,965 (a) 10,593 8.5 12.3 Real estate - construction 6,264 7,511 (a) 8,484 (16.6) (26.2) Commercial lease financing 8,432 8,790 9,798 (4.1) (13.9) Total commercial loans 51,056 53,693 54,932 (4.9) (7.1) Real estate - residential mortgage 1,750 1,776 1,918 (1.5) (8.8) Home equity: Community Banking 10,289 10,273 9,765 ..2 5.4 National Banking 974 1,040 1,200 (6.3) (18.8) Total home equity loans 11,263 11,313 10,965 (.4) 2.7 Consumer other - Community Banking 1,207 1,225 1,271 (1.5) (5.0) Consumer other - National Banking: Marine 3,178 3,331 3,646 (4.6) (12.8) Education 3,671 3,717 3,595 (1.2) 2.1 Other 256 274 325 (6.6) (21.2) Total consumer other - National Banking 7,105 7,322 7,566 (3.0) (6.1) Total consumer loans 21,325 21,636 21,720 (1.4) (1.8) Total loans $72,381 $75,329 $76,652 (3.9) % (5.6) %

Regional Banking Commercial Banking Real Estate Capital & Corp. Bank Srvs. Equipment Finance Institutional & Capital Markets Consumer Finance Total Average Loans Commercial, financial and agricultural $3,470 $5,307 $4,196 $2,117 $7,295 $2,083 $24,468 Commercial real estate 2,994 2,398 11,211 - 746 807 18,156 Commercial lease financing 240 735 458 6,652 347 - 8,432 Total commercial loans $6,704 $8,440 $15,865 $8,769 $8,388 $2,890 $51,056 Net Charge-Offs Commercial, financial and agricultural $27 $11 $62 $24 $12 $32 $168 Commercial real estate 2 4 211 - - 3 220 Commercial lease financing - - - 22 - - 22 Total commercial loan NCOs $29 $15 $273 $46 $12 $35 $410 NCO to Average Commercial Loans (%) 1.74% ..71% 6.90% 2.10% ..57% 4.86% 3.22% Nonperforming Loans Commercial, financial and agricultural $54 $86 $145 $158 $84 $173 $700 Commercial real estate 39 38 974 - - 119 1,170 Commercial lease financing 1 9 - 112 - - 122 Total commercial NPLs $94 $133 $1,119 $270 $84 $292 $1,992 NPLs to Average Commercial Loans (%) 1.40% 1.58% 7.05% 3.08% 1.00% 10.10% 3.90% Average Loans Commercial, financial and agricultural $3,663 $5,607 $4,734 $2,139 $7,843 $2,441 $26,427 Commercial real estate 3,019 2,510 11,363 - 757 827 18,476 Commercial lease financing 259 768 462 6,952 349 - 8,790 Total commercial loans $6,941 $8,885 $16,559 $9,091 $8,949 $3,268 $53,693 Net Charge-Offs Commercial, financial and agricultural $18 $1 $108 $27 $44 $34 $232 Commercial real estate 2 - 109 - - 14 125 Commercial lease financing 1 - - 17 - - 18 Total commercial loan NCOs $21 $1 $217 $44 $44 $48 $375 NCO to Average Commercial Loans (%) 1.23% ..05% 5.31% 1.96% 1.99% 5.96% 2.83% Nonperforming Loans Commercial, financial and agricultural $41 $68 $138 $114 $57 $177 $595 Commercial real estate 35 40 694 - - 87 856 Commercial lease financing 1 6 - 102 - - 109 Total commercial NPLs $77 $114 $832 $216 $57 $264 $1,560 NPLs to Average Commercial Loans (%) 1.11% 1.28% 5.02% 2.38% ..64% 8.08% 2.91% Commercial Portfolio Average Loans, NCOs and NPLs $ in millions Second Quarter 2009 $ in millions First Quarter 2009

Residential Properties: $1.64 Billion Commercial Real Estate June 30, 2009 53 $ in millions Loan Balances Condo $61 $13 $5 $33 $187 $109 $408 $33 $110 Land, Acquisition & Development 242 47 92 37 171 266 855 79 84 1-4, Single Family 150 1 84 49 66 28 378 65 30 Residential properties $453 $61 $181 $119 $424 $403 $1,641 $177 $224 Totals as of March 31, 2009 $576 $73 $233 $145 $469 $343 $1,839 $236 $271 Totals as of December 31, 2008 684 77 253 111 623 406 2,154 280 335 Totals as of September 30, 2008 770 92 235 136 712 411 2,356 367 381 Totals as of June 30, 2008 904 100 290 139 850 432 2,715 428 524 June 30, 2009: Nonperforming loans $175 $15 $35 $16 $138 $144 $523 $77 $69 90+ days past due - - - 6 18 6 30 - 16 30-89 days past due 10 13 6 1 23 55 108 - 8 March 31, 2009: Nonperforming loans $173 $13 $36 $33 $113 $46 $414 $57 $45 90+ days past due 39 - 4 - 1 27 71 17 1 30-89 days past due 26 20 13 9 66 10 144 13 14 Select Markets West California Florida Central SW NE SE Geographic Region Total MW Nonowner-occupied

Retail Properties: $2.87 Billion Commercial Real Estate June 30, 2009 55 $ in millions Loan Balances Power Center $170 $100 $238 $288 $278 $55 $1,129 $98 $155 Community Center 113 81 37 270 183 67 751 48 74 Regional Mall 74 32 44 34 33 3 220 24 - Single Tenant 32 17 5 66 77 38 235 8 10 Strip Center 87 6 103 74 205 61 536 47 102 Retail properties $476 $236 $427 $732 $776 $224 $2,871 $225 $341 Totals as of March 31, 2009 $478 $234 $381 $762 $793 $213 $2,861 $223 $331 Totals as of December 31, 2008 473 226 385 741 841 213 2,879 220 354 Totals as of September 30, 2008 428 232 362 531 851 215 2,619 198 351 Totals as of June 30, 2008 408 270 355 538 849 164 2,584 169 348 June 30, 2009: Nonperforming loans $44 $36 $17 $13 $76 - $186 $44 $6 90+ days past due 1 27 - 1 29 - 58 1 7 30-89 days past due 18 3 21 - 25 $5 72 18 19 March 31, 2009: Nonperforming loans $25 $44 - $19 $77 - $165 $25 $6 90+ days past due - - - - 24 - 24 5 - 30-89 days past due 18 - $38 4 15 $15 90 17 6 Select Markets West California Florida Central SW NE SE Geographic Region Total MW Nonowner-occupied

Home Equity Loans June 30, 2009 $ in millions Loan Balances Average Loan Size ($) Average FICO Average LTV % of Loans LTV>90% 2009 2008 2007 2006 2005 and prior Regional Banking Home Equity loans and lines First Lien 5,436 $ 57,365 $ 748 66% ..5% 11% 13% 10% 10% 56 % Second Lien 4,820 42,209 745 75 3.1 8 20 20 14 38 Total Home Equity loans and lines 10,256 $ 49,089 $ 746 70 1.7 10 16 15 12 47 Nonaccrual Loans First Lien 52 $ 74,593 $ 700 74% ..4% - 2% 13% 10% 75 % Second Lien 49 50,150 696 77 4.1 - 10 22 16 52 Total Home Equity nonaccrual loans 101 $ 60,259 $ 698 76 2.2 - 6 17 13 64 Second quarter net charge-offs 24 $ - 8% 36% 17% 39 % Net loan charge-offs to average loans ..94 % National Banking Home Equity Loans First Lien 37 $ 23,577 $ 750 31% ..4% - 1% 25% 16% 58 % Second Lien 897 27,589 731 81 33.3 - 1 40 28 31 Total Home Equity loans 934 $ 27,397 $ 732 79 32.0 - 1 40 27 32 Nonaccrual Loans First Lien 1 $ 22,548 $ 736 37% - - - 14% 6% 80 % Second Lien 19 28,812 698 86 44.1% - 1% 32 35 32 Total Home Equity nonaccrual loans 20 $ 28,491 $ 699 85 42.3 - 1 31 34 34 Second quarter net charge-offs 18 $ - 1% 41% 38% 20 % Net loan charge-offs to average loans 7.41 % Vintage (% of Loans)

Net Charge-Offs to Average Loans 2Q09 1Q09 4Q08 3Q08 2Q08 Commercial, financial and agricultural 2.75% 3.56% 1.71% ..94% ..94 % Real estate - commercial mortgage 2.93 ..78 1.60 ..74 ..57 Real estate - construction 8.52 5.62 2.54 4.03 16.07 Commercial lease financing 1.05 ..83 ..91 ..79 ..57 Total commercial loans 3.22 2.83 1.67 1.32 3.14 Real estate - residential mortgage ..92 ..69 1.46 ..42 ..21 Home equity: Community Banking ..94 ..67 ..55 ..36 ..37 National Banking 7.41 5.85 6.22 4.20 3.35 Total home equity 1.50 1.15 1.11 ..76 ..70 Consumer other - Community Banking 4.98 4.30 3.47 3.15 3.16 Consumer other - National Banking: Marine 3.66 3.90 2.87 1.78 1.10 Education 4.04 3.49 3.59 4.38 6.04 Other 3.13 7.40 4.14 5.17 1.24 Total consumer other - National Banking 3.84 3.82 3.27 3.17 3.46 Total consumer loans 2.43 2.19 2.02 1.70 1.76 Net loan charge-offs to average loans 2.99% 2.65% 1.77% 1.43% 2.75%

31

Nonperforming Assets

$ in millions	2Q09	1Q09	4Q08	3Q08	2Q08
Commercial, financial and agricultural	$700	$595	$415	$309	$259
Real estate — commercial mortgage	454	310	128	119	107
Real estate — construction	716	546	436	334	256
Total commercial real estate loans	1,170	856	564	453	363 [(b)]
Commercial lease financing	122	109	81	55	57
Total commercial loans	1,992	1,560	1,060	817	679
Real estate — residential mortgage	46	39	39	35	32
Home equity:					
Community Banking	101	91	76	70	61
National Banking	20	19	15	16	14
Total home equity loans	121	110	91	86	75
Consumer other — Community Banking	5	3	3	3	2
Consumer other — National Banking:					
Marine	19	21	26	22	20
Education	3	3	4	3	4
Other	2	2	2	1	2
Total consumer other — National Banking	24	26	32	26	26
Total consumer loans	196	178	165	150	135
Total nonperforming loans	2,188	1,738	1,225	967	814
Nonperforming loans held for sale	145	72	90	169	342 [(b)]
OREO	182	147	110	64	26
Allowance for OREO losses	(11)	(4)	(3)	(4)	(2)
OREO, net of allowance	171	143	107	60	24
Other nonperforming assets [(a)]	47	44	42	43	30
Total nonperforming assets	$2,551	$1,997	$1,464	$1,239	$1,210
Accruing loans past due 90 days or more	$581	$458	$433	$328	$367
Accruing loans past due 30 through 89 days	1,169	1,407	1,314	937	852
Nonperforming loans to period-end portfolio loans	3.09 %	2.36 %	1.60 %	1.26 %	1.07 %
Nonperforming assets to period-end portfolio loans plus OREO and other nonperforming assets	3.58	2.70	1.91	1.61	1.59

(a) Primarily investments held by the Private Equity unit within Key's Real Estate Capital and Corporate Banking Services line of business.

(b) During the second quarter of 2008, Key transferred $384 million of commercial real estate loans ($719 million of primarily construction loans, net of $335 million in net charge-offs) from the loan portfolio to held-for-sale status.